                                                                  Exhibit 10.17


                                                                   S-622773-JSS
                                                   Long-Term Purchase Agreement







IN CONSIDERATION OF THE PROMISES HEREINAFTER SET FORTH, THE PARTIES AGREE AS
FOLLOWS:



                                    SCHEDULE


This Long-Term Purchase Agreement Number S-622773-JSS, hereinafter referred to as the "Agreement", is entered into between SPACE SYSTEMS/LORAL, INC., (hereinafter referred to as "Buyer" or "SS/L"), a corporation organized and existing under the laws of the State of Delaware, and having its principal offices and place of business at 3825 Fabian Way, Palo Alto, California, 94303, and EMCORE CORPORATION, (hereinafter referred to as "Subcontractor" or "EMCORE"), with offices located at 10420 Research Road SE, Albuquerque, NM 87123.

This Agreement is contemplated by the following:

1. Buyer's AUTHORIZATION TO PROCEED (ATP) NO. S-622735-JSS, dated September 3, 1998.

2. The MEMORANDUM OF UNDERSTANDING (MOU) between the parties, dated October 6, 1998.

This Agreement supersedes the ATP and the MOU in their entirety and therefore constitutes the entire agreement between the parties. Any action taken pursuant to the ATP and the MOU shall be considered as action taken and costs incurred in the performance of this Agreement.

This Agreement is entered into on November 16, 1998, and shall expire on December 31, 2002, unless extended by mutual agreement of the parties.

This Agreement consists of the SCHEDULE, the TERMS AND CONDITIONS, and the SIGNATURE PAGE.

ARTICLE I - SCOPE OF WORK

This Agreement provides for the procurement of COMPOUND SEMICONDUCTOR MULTI-JUNCTION HIGH-EFFICIENCY SOLAR CELLS (with by-pass diode), hereinafter also referred to as Hardware, and Subcontractor agrees to provide the personnel, services, materials, equipment, and facilities necessary for the accomplishment of the tasks specified in the Exhibits cited below and any other requirements identified elsewhere in this Agreement.

The following Exhibits are listed in their order of precedence. In the event of a conflict or inconsistency between an Exhibit and an Article of this Agreement, the Article shall take precedence.

Exhibit A     SS/L Document No. E177493, entitled HIGH EFFICIENCY,
              DUAL-JUNCTION SOLAR CELL STATEMENT OF WORK (PRELIMINARY), redlined dated September 2, 1998.

Exhibit B     SS/L Document No. E177495, entitled MULTI-JUNCTION SOLAR CELL
              SOURCE CONTROL DRAWING (PRELIMINARY).

Exhibit C     SS/L Document No. E177492, entitled HIGH EFFICIENCY,
              DUAL-JUNCTION, SOLAR CELL PERFORMANCE SPECIFICATION.
              (PRELIMINARY), redlined September 2, 1998.

Exhibit D     SS/L Document No. E032894, entitled SUBCONTRACTOR PRODUCT
              ASSURANCE REQUIREMENTS, Revision A, Amendment No. 1, release date
              March 28, 1996.

Exhibit E     SS/L Document No. SH-E023988, entitled DATA REQUIREMENTS
              INSTRUCTIONS (DRI) FOR SPACECRAFT SUBCONTRACTORS, release date
              October 4, 1993.

Exhibit F     SS/L Document No. E060042, entitled ENVIRONMENTAL REQUIREMENTS
              SPECIFICATION, release date March 27, 1995.

Exhibit G     SS/L Document No. LG-E080742, DIRECT BROADCAST SATELLITES (DBS)
              (FOR APSTAR, MABUHAY AND TELSTAR) PROGRAM AUTHORIZED PARTS LIST
              (PAPL), Revision N/C, release date May 26, 1995.

Exhibit H     SS/L Document No. LG-E076310, TELSTAR PROGRAM AUTHORIZED
              MATERIALS LIST (PAML), Revision N/C, release date June 1, 1995.

Exhibit I SS/L Document No. LG-E076311, TELSTAR Program Authorized Process List (PAPRL), Revision N/C, release date June 1, 1995.

ARTICLE II - PROVISIONS AND INFORMATION APPLICABLE TO PURCHASE RELEASES

Qualification and procurement of Hardware by Buyer pursuant to this Agreement shall be accomplished by the issuance of Purchase Releases to the extent sanctioned by the initial publication of this Agreement and amendments to same. Subcontractor shall qualify, fabricate, test, and deliver Hardware in accordance with Exhibit A through Exhibit I of Article I (SCOPE OF WORK).

Buyer may issue Purchase Releases for work, services and/or Hardware at any time during the effective term of this Agreement and Subcontractor shall fulfill all requirements of such orders accordingly.

As a minimum, each Purchase Release for Hardware shall set forth the following:

1.       Long-Term Purchase Agreement (LTPA) Number.

2.       Purchase Release Number.

3.       Description of work, services and/or quantity of Hardware ordered.

4.       Program/Project Name, if applicable, associated with the Hardware.

5.       Configuration, applicable documentation, part numbers and description.

6.       Firm Fixed Prices in accordance with Article IV (OPTIONS).

7.       Delivery of Hardware in accordance with Article IV (OPTIONS).

8.       Payment stipulations pursuant to Article IV (OPTIONS).

9.       Related specific and miscellaneous instructions.

ARTICLE III - PURCHASE RELEASES

                             PURCHASE RELEASE NO. 1

This initial Purchase Release is issued to record and definitize Buyer's Authorization to Proceed (ATP) to Subcontractor No. S-622735-JSS, dated September 3, 1998, for the Development and Qualification effort associated with the High-Efficiency Solar Cell- reference JSS-EMC/98-001, September 3, 1998.

Unless otherwise indicated herein this Agreement, Subcontractor's successful completion of the Qualification program imposes no obligation upon Buyer to procure Hardware from Subcontractor.

This initial Purchase Release is issued by Buyer under authority of the Agreement and sanctions Subcontractor for the QUALIFICATION OF THE HIGH-EFFICIENCY SOLAR CELL (HESC). Pursuant to the provisions of this Purchase Release, Subcontractor shall undertake and complete all requirements of the qualification program in accordance with Exhibit A through Exhibit I, and any other work herein described, as follows:

                                 [*] Confidential information omitted and filed
                                     separately with the Securities and Exchange
                                     Commission. Asterisks denote such
                                     omissions.

A.       PRICE

         Subcontractor shall provide all personnel, material and resources necessary for the proper accomplishment of the Qualification Program tasks for the FIRM FIXED PRICE OF [*].

B.       PERFORMANCE AND DELIVERY

         Subcontractor shall commence the qualification effort on or about September 2, 1998 and complete all work and tasks in accordance with the following schedule:


         ITEM NO.          DESCRIPTION                                                        COMPLETION DATE
         --------          -----------                                                        ---------------
         1                 Develop process and tooling of High-Efficiency Solar Cell                 [*]
                           process
         2                 Demonstrate High-Efficiency Solar Cell Meet specifications                [*]
         3                 Deliver [*] Solar Cells processed at RTI to Buyer for                     [*]
                           Radiation Space Qualification
         4                 Deliver [*] Subcontractor processed Solar Cells for Space                 [*]
                           Qualification Coupon
         5                 Critical Design Review (CDR)                                              [*]
         6                 Deliver [*] Subcontractor processed Solar Cells for further               [*]
                           space qualification
         7                 Material Readiness Review (MRR) / Final Design Review (FRR)               [*]
         8                 Publication of Final Qualification Program Report                         [*]

C.       PAYMENT

         This Purchase Release provides for Milestone Payments as follows:

         1       Develop process and tooling of High-Efficiency Solar   September 15, 1998           [*]
                 Cell.  Deliver Mask Data.
         2       a)     Deliver [*] Solar Cells processed at RTI for
                        radiation space qualification

                                 [*] Confidential information omitted and filed
                                     separately with the Securities and Exchange
                                     Commission. Asterisks denote such
                                     omissions.

                 b)     Deliver [*] Solar Cells processed at            December 21, 1998            [*]
                        Subcontractor's facility for space
                        qualification coupon
                 c)     Closure of Subcontractor CDR Action Items       December 31, 1998            [*]
         3       a)     Deliver [*] Solar Cells processed at
                        Subcontractor's facility for further space
                        qualification.
                 b)     Closure of Subcontractor MRR/FDR Action Items.  March 30, 1999               [*]
         4       Buyer Approval of Subcontractor Final Qualification    April 7, 1999
                 Program Report                                                                      [*]
                                                                                                -------------
                                       Total Milestone Payments                                      [*]
                                                                                                =============

         1. All material and work covered by Milestone Payments shall become the sole property of Buyer.

         2. Upon completion of a Milestone, Subcontractor may submit an invoice for the amounts specified provided, however, Buyer reserves the right to inspect or otherwise verify Subcontractor's progress to determine that performance relative to each payment has been satisfactorily completed.

         3. Subcontractor shall submit an original and one copy of invoices to:

                  Space Systems/Loral, Inc.        Attention:  Accounts Payable
                  P.O. Box 10825  M/S AC-1
                  Palo Alto, California 94303-4697

                  Each invoice shall cite the LTPA Number, the Purchase Release number, and the number and description of the milestone.

         4. Payment terms shall be net 30 days after receipt of invoice, actual milestone completion date or scheduled milestone completion date, whichever is later.

D.       ADDITIONAL UNDERSTANDINGS AND REQUIREMENTS

         1. Subcontractor shall demonstrate successful qualification of the High-Efficiency Solar Cell at the Manufacturing Readiness Review (MRR), currently scheduled for March 15, 1999.

                                 [*] Confidential information omitted and filed
                                     separately with the Securities and Exchange
                                     Commission. Asterisks denote such
                                     omissions.

         2. Successful qualification of the laydown of the High-Efficiency Solar Cell on a substrate furnished by Buyer is a requirement of this process.

                  The qualification of the laydown will be done by a supplier to be named by Buyer.

                  Qualification of the laydown of the HESC will be demonstrated at a joint MRR between the substrate supplier and Subcontractor.

         3. Upon Subcontractor's demonstration that it has met the requirements of this Qualification Program to the satisfaction of Buyer, Buyer will issue and activate Purchase Release No. 2 by written notice to Subcontractor in accordance with the stipulations of Article IV (OPTIONS). Pending Buyer's documented ratification, Buyer assumes no liability or obligation to Subcontractor with respect to Purchase Release No. 2.

                  In the event Subcontractor is unsuccessful in achieving the requirements of the Qualification Program, Buyer has no obligation to procure hardware from Subcontractor.

E.       EXCLUSIVITY

         All information and data developed under this Qualification program shall be deemed proprietary to Buyer and therefore shall be provided to Buyer on an exclusive basis. Subcontractor shall have the right to use this proprietary information and data for its own purposes. Subcontractor shall not disclose information proprietary to Buyer to a third party absent the written consent of Buyer.

                             PURCHASE RELEASE NO. 2

PURCHASE RELEASE NO. 2 IS HEREIN DOCUMENTED BY THE INITIAL PUBLICATION OF THE AGREEMENT SOLELY FOR THE PURPOSE OF RECORDING BUYER'S INTENT TO PROCURE HARDWARE AS DEPICTED BELOW. AT THIS WRITING, PURCHASE RELEASE NO. 2 IS NOT A CONFIRMATION OF PURCHASE AS BUYER'S VALIDATION OF THE RELEASE IS SUBJECT TO THE CONTINGENCY AND ANY ASSOCIATED CONDITIONS STIPULATED IN PURCHASE RELEASE NO. 1, PARAGRAPH D.3.

Pursuant to the provisions of this Purchase Release, Subcontractor shall fabricate, test and deliver Hardware and perform related work and services in accordance with the requirements of Exhibit A through Exhibit I and the stipulations of this Release.

A.       PRICE

         Subcontractor shall provide all Hardware, services and documentation specified in this Purchase Release for the Firm Fixed Price of [*], as follows:

                                 [*] Confidential information omitted and filed
                                     separately with the Securities and Exchange
                                     Commission. Asterisks denote such
                                     omissions.


          Solar Cell                                   Solar Cell        Total Quantity      Unit         Total
              P/n             Description          Efficiency Rating      Solar Cells       Price         Price
          ----------          -----------          -----------------     --------------     -----         ------
            TBD        Compound Semiconductor             [*] %                [*]            [*]           [*]
                          Multi-Junction HESC

B.       DELIVERY

         Subcontractor shall deliver Hardware and complete any work or services procured by this Release in accordance with the following:

         P/n                    Quantity             Date                    Destination
         ---                    --------             ----                    -----------
         TBD                    [*]                  1 Month  ABNQ(1)               TBD
         TBD                    [*]                  2 Months ABNQ           TBD
         TBD                    [*]                  3 Months ABNQ           TBD
         TBD                    [*]                  4 Months ABNQ           TBD

                  (1)      ABNQ = After Buyer Notification of Qualification

ARTICLE IV - OPTIONS

All Hardware procured under Article III (PURCHASE RELEASES) shall be deemed to be ordered as Options. Accordingly, in consideration of the award of this Agreement, Subcontractor grants to Buyer unilateral and irrevocable Options to purchase Hardware throughout the effective term of this Agreement. Any order for optional Hardware shall be accomplished by an authorized Purchase Release conveyed and confirmed by an amendment to this Agreement.

Except as expressly provided for, nothing in this Agreement shall be construed as a commitment that Buyer shall purchase Hardware.

A.       PRICE

         The Firm Fixed Option Prices, by Calendar Year and Solar Cell Efficiency Rating, and associated conditions applicable to Hardware ordered under this Agreement is as follows:

                                             Solar Cell                 Solar Cell                   Unit
                Calendar Year             Efficiency Rating           Quantity Range                 Price
                -------------             -----------------           --------------                 -----
                    1999                        [*] %                      [*]                        [*]
                                                                           [*]                        [*]
                                                                           [*]                        [*]
                                                                           [*]                        [*]


                                 [*] Confidential information omitted and filed
                                     separately with the Securities and Exchange
                                     Commission. Asterisks denote such
                                     omissions.

         2000                                   [*] %                      [*]                        [*]
                                                                           [*]                        [*]
                                                                           [*]                        [*]
                                                                           [*]                        [*]
         2001                                   [*] %                      [*]                        [*]
                                                                           [*]                        [*]
                                                                           [*]                        [*]
                                                                           [*]                        [*]
         2002                                   [*] %                      [*]                        [*]
                                                                           [*]                        [*]
                                                                           [*]                        [*]
                                                                           [*]                        [*]

1.       The foregoing Hardware unit prices are:

         a.       [*]

         b.       [*]

2.       ADJUSTMENTS TO PURCHASE RELEASE UNIT PRICES

         Modifications to Unit Prices shall be made on the basis of the following:

         a. If in a Calendar Year, and within a three-month period, Buyer places a Purchase Release(s) which, when added to a previous Purchase Release(s), in the aggregate increases the quantity of Hardware purchased such that a higher Solar Cell Quantity Range is achieved, the Unit Price(s) for all effected Releases will be modified to reflect the cumulative quantity of Hardware so purchased under these conditions.

         b. If in a Calendar Year, for a incremental Purchase Release(s) which does not fall within the three-month stipulation of Subparagraph a., above, no adjustment will be made to the Unit Price of the prior Purchase Release; the Unit Price applicable to the incremental Purchase Release will, however, be adjusted provided that (1) in the aggregate a higher Solar Cell Quantity Range is achieved, and (2) continuity of monthly Subcontractor delivery is maintained.

         c. In the event Hardware with a higher Solar Cell Efficiency Rating is not available during a Calendar Year as identified in this provision, Buyer may purchase available rated Hardware in accordance with the stipulations of Subparagraph a. and b., above. Under such conditions, any Hardware aggregate limitation imposed by the definition of a Calendar Year is waived.

         Examples applicable to these subparagraphs can be found in APPENDIX I to this Agreement.

                                 [*] Confidential information omitted and filed
                                     separately with the Securities and Exchange
                                     Commission. Asterisks denote such
                                     omissions.


         Any Purchase Release and associated conditions effected by Unit Price adjustments will be modified accordingly.

B.       [*]

C.       DELIVERY / SUBCONTRACTOR CAPACITY

         1. Subcontractor shall provide for the allocation of resources to ensure Buyer the capacity to fabricate and deliver Hardware not-to-exceed the following:

                        Calendar             Solar Cells
                          Year                Per Month
                        --------             ----------
                         1999                   [*]
                         2000                   [*]
                         2001                   [*]
                         2002(1)                [*]

                  (1)      Through completion of orders

         2. Subcontractor is not required to commence delivery of Hardware earlier than April 1999.

D.       MINIMUM ORDER QUANTITY

         Except as otherwise indicated in this Agreement, each purchase release will consist of no less than [*] Solar Cells.

E.       HARDWARE REQUIREMENTS COVENANT

         In consideration of the accords recorded in this Agreement, Buyer shall, during the effective term of this Agreement, procure from Subcontractor its requirements for Compound Semiconductor GaAs Multi-Junction High-Efficiency Solar Cells as expressly defined by the technical documentation cataloged in Article I (SCOPE OF WORK) of this Agreement, provided that Subcontractor (1) perform satisfactorily in the manufacture, test and delivery of the Hardware purchased by Buyer,
         (2) sustain a level of technical and product quality competence equal to or greater than acceptable industry standards, and (3) preserve the guarantee declared in Paragraph B, above. In the event Subcontractor fails to satisfy the foregoing or any other stipulation of this Agreement, Buyer has the right to terminate this Agreement in accordance with the terms and conditions of same.

F.       DOCUMENTATION

         Documentation shall be delivered in accordance with the schedule appearing in the Subcontract Data Requirements List (SDRL) of Exhibit A to the delivery point identified in Article VIII (DELIVERABLE REPORTS AND DOCUMENTATION).

         If a SDRL requirement has been submitted and approved by Buyer in conjunction with a prior Purchase Release issued under this Agreement, Subcontractor shall submit complete reference information from the from each submission for review and confirmation by Buyer. If a prior SDRL submittal has been approved by Buyer, yet subsequently updated or modified by Subcontractor in any manner whatsoever, such SDRL submittal shall be conveyed in its entirety for review and approval by Buyer. SUBCONTRACTOR IS RESPONSIBLE FOR CONFIRMING THAT ANY DOCUMENTATION REQUIRING THE APPROVAL OF BUYER IS RECEIVED BY BUYER.

ARTICLE V  -  PAYMENT

All payment due for Hardware ordered by this Agreement shall be made in accordance with the following:

A. Subcontractor may submit invoices on a monthly basis in accordance with the completion of the monthly delivery stipulations of a Purchase Release.

B.       PROPERTY RIGHTS

         All Hardware, work and services covered by invoice payments shall become the sole property of Buyer or Buyer's Customer. This provision shall not be construed as relieving Subcontractor from the sole responsibility of all Hardware upon which payments have been made or the restoration of any defective work in accordance with the Warranty provisions of this Agreement, or as waiving the right of Buyer to require fulfillment of all terms of this Agreement.

C.       INVOICES

         Subcontractor may, upon completion of monthly delivery requirements, submit invoices for the amounts specified, provided however that Buyer reserves the right to inspect or otherwise verify that Hardware for which payment is requested complies with the requirements of this Agreement. Payment for Hardware delivered does not relieve Subcontractor of any obligation hereunder.

         Subcontractor shall submit an original and one copy of invoices to:

         SPACE SYSTEMS/LORAL, INC.
         3825 Fabian Way
         Palo Alto, California  94303-4604

         Attention:  Accounts Payable M/S AC-1

D.       PAYMENT TERMS

         Payment terms are Net 30 days after receipt of invoice, scheduled delivery date, or completion of actual delivery requirements.

E. The California Resale Registration Number for Space Systems/Loral applicable to this transaction is SY GH 24-91636.

ARTICLE VI  -  INSPECTION AND ACCEPTANCE

A. The inspection of the work to be performed under this Agreement shall be in accordance with the requirements of Exhibit A through Exhibit I and Clause No. 19 (INSPECTION AND ACCEPTANCE) of the Terms and Conditions. The inspection period shall culminate at such time that Buyer provides written notice of Final Acceptance of the work performed.

B. Authorization to make delivery of the hardware hereunder shall occur at Subcontractor's plant upon successful completion of inspections and testing in accordance with the requirements of Exhibit A through
         Exhibit I. Subcontractor shall have demonstrated, by properly documented inspection and test results, full compliance with the performance requirements herein including correction by the Subcontractor of all deficiencies and all discrepancies pertaining to such inspections and testing and including completion of further retesting as may be necessary to demonstrate same. The hardware hereunder shall have been inspected by Buyer and determined to be in full compliance with the requirements of the Agreement including correction by Subcontractor of all deficiencies and discrepancies pertaining to such inspection. Satisfying the requirements of Exhibit A through Exhibit I shall not constitute waiver or release the Subcontractor from the responsibility of meeting all of the provisions herein.

         Any waiver of a requirement granted by Buyer or acceptance of an out-of-spec condition applies only to the specific unit(s) identified. Said waiver or acceptance of an out-of-spec condition does not constitute a change to or waiver of any requirement of this Agreement.

C. Final acceptance of documentation hereunder shall occur at Space Systems/Loral, Palo Alto, California, after review and determination of its compliance with requirements of this Agreement, including correction by the Subcontractor of all deficiencies and discrepancies pertaining to such items.

D. Buyer and Buyer's Customer accompanied by Buyer shall have access to Subcontractor's facilities, drawings, specifications and descriptions of standards or production processes for hardware or software to be delivered hereunder to the extent necessary to ensure compliant performance. Notice of visit by Buyer and/or Buyer's customer(s) will be provided within 48 hours of the anticipated visit to Subcontractor's facility and such visit will be on a non-interference basis to Subcontractor's operations.

E. The work to be performed under this Agreement is subject to the on-going technical monitoring and pre-shipment inspection of Buyer and Buyer's Customer accompanied by

         Buyer on a non-interference basis. Any review, concurrence or approval by Buyer of activities performed by Subcontractor including, but not limited to, any SDRL item submittals in connection with the work shall not relieve Subcontractor from fulfilling its obligations in meeting the requirements of this Agreement.

ARTICLE VII  -  TERMS OF HARDWARE DELIVERY AND SHIPMENT

All shipment of Hardware shall be in accordance with the following:

A. Buyer's Purchase Release(s) shall identify the quantity and destination of Hardware items procured under this Agreement.

B. The Initial and Final destination of all Hardware items to be delivered hereunder is as follows:


         -        Initial Destination Point  -            International Freight Services (for Space
                                                              Systems/Loral)
                                                          1610 Rollins Road
                                                          Burlingame,  CA 94010
                                                          Attention:  Mr. Achim Biller
                                                          Phone:  650 259-5106

         -        Final Destination Point  -  TOSHIBA

                  Toshiba Corporation                     Attention: Mr. Isao Takahashi,
                  Komukai Works                                      Space Products Manufacturing
                  1, Komukai, Toshiba-Cho, 210                       Department:  Parts Acceptance Center
                  Saiwai-Ku, Kawasaki, 210 Japan                     Building No. 7-1, 1ST Floor

         -        Final Destination Point  -  MELCO

                  Mitsubishi Electric Corporation         Attention: Mr. Hideo Uemura,
                  Kamakura Works                                     Space Systems Section
                  325 Kamimachiya, Kamakura                          Planning & Marketing Department
                  Kanagawa 247, Japan

         -        Final Destination Point  -  SS/L

                  Space Systems/Loral, Inc.               Attention: Mr. Naresh Makhijami,
                  Receiving/Distribution Center                      Mail Stop G-44
                  1145 Hamilton Court
                  Menlo Park, California  94025

                  Mark With:  LTPA S-612773-JSS

C. The FOB and Delivery Point is Carrier, as designated by Buyer, at Subcontractor's dock,

         Albuquerque, New Mexico. Subcontractor shall be responsible for all costs associated with transportation and insurance of Hardware to the Delivery Point.

D. Buyer shall be responsible for all arrangements and costs associated with the transportation and insurance of Hardware- including the preparation and execution of any and all documentation, obtaining all necessary permits, licenses and clearances required by either the United States Government or the Government of Japan, the payment of Duties, Taxes and Fees, or other such charges which may be levied by these governments- from the Delivery Point set forth in Paragraph C, above, to the Destination Points noted in Paragraph B, above, or to any other delivery point within Japan required by Buyer.

E. If, by law or regulation, Buyer is required to obtain any permit, license or clearance in its capacity as Buyer under this Agreement, Buyer shall undertake all reasonable efforts to do so. If Buyer is either (1) unsuccessful in obtaining any regulatory mandated sanctions, or (2) the pursuit of same is delayed to the extent such as to endanger the intent and purpose of this Agreement, Buyer may terminate this Agreement.

         Under such circumstances, Buyer's liability and obligation with respect to this Agreement shall not exceed the aggregate amount of Purchase Releases authorized by Buyer at that time.

         In the event of a conflict between this paragraph and any other stipulation appearing in this Agreement, the former shall prevail.

F. Confirmation of all shipment of Hardware, including a copy of the packing list, shall be faxed to Buyer immediately after delivery to the Carrier. The Carrier's delivery receipt, executed and dated by Carrier, shall be considered as evidence of the satisfaction of delivery requirements. This notice shall be directed to Buyer's cognizant Subcontract Administrator as designated in Article XIV, WITH AN INFORMATION COPY TO BUYER'S TRAFFIC DEPARTMENT FAX NO. (415) 852-6440.

G. Title to Hardware deliverable hereunder and risk of loss associated therewith shall be assumed by Buyer when said Hardware is placed into the hands of the Carrier at the Delivery Point noted herein and confirmed in accordance with the requirements of Paragraph F, above.

ARTICLE VIII  -  DELIVERABLE REPORTS AND DOCUMENTATION

Subcontractor agrees to prepare and submit all technical and other documentation, including documentation as required in the Subcontract Data Requirement List (SDRL) of Article I, Exhibit A, as follows:

A. Unless otherwise directed by a Purchase Release, all documentation required by this Agreement shall be delivered FOB Buyer's Facility, Palo Alto, California, addressed as follows:

         SPACE SYSTEMS/LORAL, INC.                Attention:   Data Bank
         3825 Fabian Way                                       Mail Stop:  V-86
         Palo Alto, CA 94303

         The transmittal letter with each item of deliverable documentation shall reference the Agreement Number, Statement of Work Number, Document Title, and SDRL Item Number.

B. This Agreement requires submittal of documentation, including but not limited to design, analysis, drawings, materials and parts lists and processes which require Buyer approval. Buyer approval, however, does not in any manner constitute relief of the Subcontractor's responsibility for either determining the adequacy of said items for their intended use or Subcontractor's responsibility for satisfying all requirements of this Agreement.

C. Subcontractor shall deliver with "unlimited" rights all technical data and software which Subcontractor provides to Buyer in accordance with the Subcontractor Data Requirements List set for in Article I, Exhibit A.

D. SDRL items which require Fax submittal shall be sent to the attention of Buyer's Data Bank at Fax (650) 852-4788, and Buyer's cognizant Subcontract Administrator in accordance with Article XIV.

E. Subcontractor shall submit SS/L Form 1266 (FINAL RELEASE, COMPLETION AND ROYALTY CERTIFICATION) with the final invoice submitted under this Agreement.

ARTICLE IX  -  NON-DISCLOSURE OF INFORMATION

A. Neither Party, nor their employees, will disclose to any third person any information it has acquired under, or as a result of this Agreement or negotiations leading to it concerning a Party's plans, business objectives, customers, personnel, products, processes, work or services without the prior written consent of the other Party, unless such information becomes generally known without fault of the disclosing Party, or is obtainable from other sources; nor shall either Party disclose or release for public dissemination any information concerning this Agreement in advertising without prior written approval of the other Party.

B. Subcontractor agrees to make no use of drawings, specifications and technical information or data

         (1) furnished by Buyer, or (2) prepared by Subcontractor or its employees and agents during the course of performance of work under this Agreement, except as required to perform hereunder.

C. Neither Party shall disclose any funding, authorization, price and schedule details of this Agreement to anyone other than Loral Space and Communications, Inc., or its customers, without the written consent of the other Party, or as might be directed by a court of law.

ARTICLE X  -  TECHNICAL ASSISTANCE

With the exception of the requirements of Purchase Release No. 1, Buyer makes no implication of intent nor any representation by this Agreement that it will provide any technical assistance to Subcontractor in order for Subcontractor to satisfy the requirements of this Agreement.

ARTICLE XI  -   ADVANCE TECHNOLOGY SUPPORT

Subcontractor will provide Buyer, free of charge, a mutually agreeable and reasonable level of engineering support in the event Buyer elects to pursue any advance technology associated with the hardware identified in this Agreement.

ARTICLE XII  -  PERIODIC REVIEW OF AGREEMENT

In the interest of maintaining a good-faith, long-term relationship between Buyer and Subcontractor as contemplated by this Agreement, Buyer and Subcontractor shall convene no less than an annual review each calendar year to discuss the agenda items suggested below:

1.       Subcontractor's and Buyer's past performance.

2.       Buyer's business projections.

3.       Possible opportunities for cost savings to both parties.

4.       Potential for the extension of the Agreement.

5.       Other matters as deemed applicable and appropriate by the parties.

ARTICLE XIII  -  KEY SUBCONTRACTOR PERSONNEL CLAUSE

With respect to this Agreement and any effort leading to same, Buyer has relied upon Subcontractor's representation that Dr. Hong Hou is designated Subcontractor's primary technical representative for the work and tasks required by this Agreement.

Accordingly, in the event that the above named individual becomes unavailable to further participate in the work and tasks required by this Agreement, Subcontractor shall replace this individual with another of a comparable level of experience, qualifications and ability, and Subcontractor shall obtain Buyer's written approval prior to the replacement of the individual herein named.

ARTICLE XIV  -  AMENDMENTS AND NOTICES

Sole authority to make changes in or amendments to this Agreement, and to effect waivers or deviations from the work herein specified is hereby vested in Buyer's authorized Subcontract Department representative. Except as otherwise specifically provided for herein, any notices to be furnished by Subcontractor to Buyer, or by Buyer to Subcontractor, shall be sent by mail or fax addressed respectively, as follows:


SPACE SYSTEMS/LORAL, INC.                Attention: Joseph S. Szander           Phone No. (650) 852-6506
3825 Fabian Way                                                                 Fax No. (650) 852-7969
Palo Alto, California  94303                                                    Mail Station: Z53

EMCORE CORPORATION                       Attention: Karen L. Schneider          Phone No. (505) 332-5008
10420 Research Road, SE                                                         Fax No. (505) 332-5038
Albuquerque, NM 87123


                              TERMS AND CONDITIONS


In addition to the provisions set forth in the SCHEDULE of this Agreement, Fixed Price Procurement Order Terms and Conditions SS/L P-10S Rev. 7/98 are applicable and are incorporated herein. In the event of a conflict between these stipulations and the provisions of the SCHEDULE, the latter shall prevail.

                                 SIGNATURE PAGE


IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first written below:



SPACE SYSTEMS/LORAL, INC.



By: /s/ JOSEPH S. SZANDER
    -----------------------------------------
        Joseph S. Szander
Title:  Subcontract Administrator



Date:   November 24, 1998
      ---------------------------------------



EMCORE CORPORATION



By: /s/ KAREN L. SCHNEIDER
    -----------------------------------------
        Karen L. Schneider
Title:  Director of Business & Administration


Date:  NOVEMBER 25, 1998
      ---------------------------------------